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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): November 23, 1999



                                SIPEX CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Massachusetts                000-27892              046135748
-------------------------------     -----------           -------------
(State or Other Jurisdiction of     (Commission           (IRS Employer
        Incorporation)              File Number)       Identification No.)


               22 Linnell Circle                             N/A
              Billerica, MA 01821                      ----------------
       -------------------------------
       (Address of Principal Executive                 (Former Address)
                   Offices)


       Registrant's telephone number, including area code: (978) 667-8700



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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On November 23, 1999 SIPEX Corporation, (the "Registrant") acquired Calogic, a California corporation ("Calogic"), pursuant to an Agreement and Plan of Reorganization dated as of October 21, 1999 (the "Merger Agreement") by and among the Registrant, CAT Acquisition Corporation I, a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub") and Calogic. Pursuant to the Merger Agreement, the Registrant acquired Calogic through the issuance of 3,300,000 shares of its common stock, $.01 par value (the "Purchase Price"), in exchange for all of the outstanding shares of capital stock of Calogic. The Purchase Price and the other terms of the transaction were determined in arms-length negotiations among the parties. A portion of the Purchase Price is being held in escrow to be released in accordance with the Merger Agreement and an Escrow Agreement, and the remainder of the Purchase Price was allocated among the stockholders of Calogic.

              The acquisition of Calogic is intended to qualify a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. The Registrant will account for the transaction as a pooling-of-interests.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.  None.

(b) Pro Forma Financial Information.  None.

(c) Exhibits.

         EXHIBIT NO.                    DESCRIPTION

            2.1 Agreement and Plan of Reorganization dated October 21, 1999 by and among the Registrant, Calogic, CAT Acquisition Corporation I and the other signatories thereto

            2.2 Amendment No. 1 to the Agreement and Plan of Reorganization dated November 23, 1999 by and among the Registrant, Calogic, CAT Acquisition Corporation I and the other signatories thereto

            2.3 Escrow Agreement dated November 23, 1999 by and among the Registrant, Calogic, State Street Bank and Trust Company and the other signatories thereto

            2.4 Amended and Restated Holder Agreement dated November 23, 1999 by and between the Registrant and Manuel Del Arroz



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                   SIPEX CORPORATION

December 7, 1999
                                   By:  /s/ Frank R. DiPietro
                                        -------------------------------------
                                        Frank R. DiPietro
                                        Vice President, Chief Financial Officer










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                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NO.                    DESCRIPTION

            2.1 Agreement and Plan of Reorganization dated October 21, 1999 by and among the Registrant, Calogic, CAT Acquisition Corporation I and the other signatories thereto

            2.2 Amendment No. 1 to the Agreement and Plan of Reorganization dated November 23, 1999 by and among the Registrant, Calogic, CAT Acquisition Corporation I and the other signatories thereto

            2.3 Escrow Agreement dated November 23, 1999 by and among the Registrant, Calogic, State Street Bank and Trust Company and the other signatories thereto

            2.4 Amended and Restated Holder Agreement dated November 23, 1999 by and between the Registrant and Manuel Del Arroz